                                                               EXHIBIT 8.1

                    SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP
                             300 South Grand Avenue
                                   Suite 3400
                          Los Angeles, California 90071

                                  May 22, 1997




Apartment Investment and
  Management Company
1873 South Bellaire Street
Suite 1700
Denver, Colorado  80222

               Re:  CERTAIN FEDERAL INCOME TAX CONSIDERATIONS
                    -----------------------------------------

Ladies and Gentlemen:

          You have requested our opinion concerning certain Federal income tax considerations in connection with an offering for sale, from time to time, of Class A Common Stock (the "Offering") of Apartment Investment and Management Company, a Maryland corporation ("AIMCO"), by certain stockholders pursuant to the Registration Statement on Form S-3 (File No. 333-26415) filed with the Securities and Exchange Commission (the "Registration Statement"). Unless otherwise specifically defined herein, all capitalized terms have the meanings assigned to them in the Registration Statement, as amended to date.

          In connection with the Offering and with certain previous offerings of Class A Common Stock by AIMCO we have acted as counsel to AIMCO, and we have assisted in the preparation of the Registration Statement and certain other documents. In formulating our opinion, we have reviewed the Registration Statement, the partnership agreements or organizational documents (including any amendments thereof) for each of the partnerships and limited liability companies indicated on Exhibit A attached hereto in which AIMCO holds a direct or indirect interest (the "Partnerships"), and such other documentation and information provided by you as is relevant to the Offering and necessary to prepare the Regis-


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Apartment Investment and
   Management Company
May 22, 1997
Page 2

tration Statement. In addition, you have provided us with certain representations of officers of AIMCO relating to, among other things, the actual and proposed operation of AIMCO. For purposes of our opinion, we have not made an independent investigation of the facts set forth in such representations, the partnership agreements and organizational documents for the Partnerships, the Registration Statement or any other document. We have, consequently, relied on your representations that the information presented in such documents or otherwise furnished to us accurately and completely describes all material facts relevant to our opinion. No facts have come to our attention, however, that would cause us to question the accuracy and completeness of such facts or documents in a material way. We have also relied upon the opinion of Piper & Marbury L.L.P. dated May 22, 1997 with respect to certain matters of Maryland law, and the opinion of Shumaker, Loop & Kendrick dated October 18, 1995 with respect to certain matters of Florida law.

          In rendering our opinion, we have assumed that the transactions contemplated by the foregoing documents have been consummated in accordance with the operative documents, and that such documents accurately reflect the material facts of such transactions. In addition, our opinion is based on the correctness of the following specific assumptions: (i) each of AIMCO, the Partnerships, Property Asset Management Services, Inc., AIMCO/NHP Holdings, Inc., and any "qualified REIT subsidiary" of AIMCO (within the meaning of section 856(i)(2) of the Internal Revenue Code of 1986, as amended (the "Code")), has been and will continue to be operated in accordance with the laws of the jurisdiction in which it was formed and in the manner described in the relevant partnership agreement or other organizational documents and in the Registration Statement; and (ii) there have been no changes in the applicable laws of the State of Maryland or any other state under the laws of which any of the Partnerships have been formed. In rendering our opinion, we have also considered and relied upon the Code, the regulations promulgated thereunder by the Treasury Department (the "Regulations"), administrative rulings and the other interpretations of the Code and the Regulations by the courts and the Internal Revenue Service, all as they exist at the date of this letter. With respect to the latter assumption, it should be noted that statutes, regulations, judicial decisions, and administrative interpretations are subject to change at any time and, in some circumstances, with retroactive effect. Of course, a material change which is

Apartment Investment and
   Management Company
May 22, 1997
Page 3

made after the date hereof in any of the foregoing bases for our opinion could affect our conclusions.

          We express no opinion as to the laws of any jurisdiction other than the Federal laws of the United States of America to the extent specifically referred to herein.

          Based on the foregoing, we are of the opinion that:

          1. Commencing with AIMCO's initial taxable year ended December 31, 1994, AIMCO was organized in conformity with the requirements for qualification as a real estate investment trust ("REIT") under the Code, and AIMCO's proposed method of operation, and its actual method of operation since its formation, will enable it to meet the requirements for qualification and taxation as a REIT. As noted in the Registration Statement, the qualification and taxation as a REIT depends upon AIMCO's ability to meet, through actual annual operating results, certain requirements, including requirements relating to distribution levels and diversity of stock ownership, and the various qualification tests imposed under the Code, the results of which will not be reviewed by us. Accordingly, no assurance can be given that the actual results of AIMCO's operation for any one taxable year will satisfy such requirements.

          2. Each of the Partnerships (i) will be treated as a partnership for Federal income tax purposes and not as an association taxable as a corporation, and (ii) will not be a "publicly traded partnership" within the meaning of
Section 7704(b) of the Code.

          3. The discussion in the Registration Statement under the heading "CERTAIN FEDERAL INCOME TAX CONSIDERATIONS" is, in all material respects, a fair and accurate summary of the Federal income tax consequences of the purchase, ownership, and disposition of the Class A Common Stock, subject to the qualifications set forth therein.

          Other than as expressly stated above, we express no opinion on any issue relating to AIMCO, the Partnerships, or to any investment therein.


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Apartment Investment and
  Management Company
May 22, 1997
Page 4

          This opinion is intended for the exclusive use of the person to whom it is addressed, except as set forth herein, and it may not be used, circulated, quoted or relied upon for any other purpose without our prior written consent. We consent to the filing of this opinion as an exhibit to the Registration Statement and to the references to Skadden, Arps, Slate, Meagher & Flom LLP in the Registration Statement. In giving this consent, we do not thereby admit that we are within the category of persons whose consent is required under
Section 7 of the Securities Act of 1933, as amended, or the rules or regulations of the Securities and Exchange Commission thereunder. This opinion is expressed as of the date hereof, and we disclaim any undertaking to advise you of any subsequent changes of the matters stated, represented, or assumed herein or any subsequent changes in applicable law.

                              Very truly yours,


                              /s/ SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP

                                        EXHIBIT A


                   APARTMENT INVESTMENT AND MANAGEMENT COMPANY


                             SUBSIDIARY PARTNERSHIPS


Subsidiary Partnerships and             General Partner or Managing Member
Limited Liability Companies
--------------------------------------------------------------------------

AIMCO/Bluffs, L.L.C., a Delaware       AIMCO Holdings, L.P., a Delaware
limited liability company              limited partnership

AIMCO/Boardwalk, L.P., a Delaware      AIMCO Holdings, L.P., a Delaware
limited partnership                    limited partnership

AIMCO/Boardwalk Finance, L.P.,         AIMCO Holdings, L.P., a Delaware
a Delaware limited partnership         limited partnership

AIMCO/Brandywine, L.P., a              AIMCO Holdings, L.P., a Delaware
Delaware limited partnership           limited partnership

AIMCO/HIL, L.L.C., a Delaware          AIMCO Holdings, L.P., a Delaware
limited liability company              limited partnership

AIMCO Holdings, L.P., a                AIMCO Holdings QRS, Inc., a Delaware
Delaware limited partnership           corporation

AIMCO/Montecito, L.P., a               AIMCO Holdings, L.P., a Delaware
Delaware limited partnership           limited partnership

AIMCO LT, L.P., a Delaware             AIMCO Holdings, L.P., a Delaware
limited partnership                    limited partnership

AIMCO/OTC L.L.C., a Delaware           AIMCO Holdings, L.P., a Delaware
limited liability company              limited partnership

AIMCO/OTC, L.P., a Delaware            AIMCO Holdings, L.P., a Delaware
limited partnership                    limited partnership

AIMCO/PAM Properties, L.P., a          AIMCO Properties, L.P., a Delaware
Delaware limited partnership           limited partnership

AIMCO/Penn Square, L.L.C., a           AIMCO Holdings, L.P., a Delaware
Delaware limited liability company     limited partnership

Subsidiary Partnerships and             General Partner or Managing Member
Limited Liability Companies
--------------------------------------------------------------------------

AIMCO Properties, L.P., a Delaware     AIMCO-GP, Inc., a Delaware corporation
limited partnership

AIMCO Properties Finance Partnership,  AIMCO Properties Finance, Corp., a
L.P., a Delaware limited partnership   Delaware corporation

AIMCO/RALS, L.P., a Delaware           AIMCO Holdings, L.P., a Delaware
limited partnership                    limited partnership

AIMCO/SA, L.L.C., a Delaware           AIMCO Holdings, L.P., a Delaware
limited liability company              limited partnership

AIMCO/Stonegate, L.P., a               AIMCO Holdings, L.P., a Delaware
Delaware limited partnership           limited partnership

AIMCO/Teal Pointe, L.P., a             AIMCO Holdings, L.P., a Delaware
Delaware limited partnership           limited partnership

AIMCO UT, L.P., a Delaware             AIMCO Holdings, L.P., a Delaware
limited partnership                    limited partnership

AIMCO/Villa Ladera, L.P., a Delaware   AIMCO Holdings, L.P., a Delaware
limited partnership                    limited partnership

AIMCO/Williams Cove, L.P., a           AIMCO Holdings, L.P., a Delaware
Delaware limited partnership           limited partnership

AIMCO/Woodlands-Tyler, L.P., a         AIMCO Holdings, L.P., a Delaware
Delaware limited partnership           limited partnership

Everest Investors 5, LLC, a            Everest Properties, LLC, a California
California limited liability company   limited liability company

HomeCorp Investments, Ltd., an         AIMCO/HIL, L.L.C., a Delaware limited
Alabama limited partnership            liability company

                                       AIMCO Holdings, L.P., a Delaware limited partnership

OTC Apartments Limited Partnership,    AIMCO/OTC, L.L.C., a Delaware limited
a Florida limited partnership          liability company

Property Asset Management Services,    AIMCO Properties, L.P., a Delaware
L.P., a Delaware limited partnership   limited partnership

Subsidiary Partnerships and             General Partner or Managing Member
Limited Liability Companies
--------------------------------------------------------------------------

Property Asset Manangement Brokerage   Property Asset Management Services,
of Florida, a Florida general          Inc., a Delaware corporation
partnership

Property Asset Mangement               Property Asset Management Services of
Services-California, L.L.C., a         the Southwest, L.L.C., a Delaware
California limited liability company   limited liability company

S.A. Apartments Ltd., an Alabama       AIMCO Holdings, L.P., a Delaware limited
limited partnership                    partnership

Seasons Apartments, L.L.C., a Texas    AIMCO Holdings, L.P., a Delaware limited
limited liability company              partnership

Seasons Apartments, L.P., a            AIMCO Holdings, L.P., a Delaware
Delaware limited partnership           limited partnership

Somerset Utah L.P., a Colorado         AIMCO Somerset, Inc., a Delaware
limited partnership                    corporation

Anchorage Partners, a Texas            AIMCO Anchorage, L.P., a Delaware
limited partnership                    limited partnership

Coventry Square Partners, a            AIMCO Group, L.P., a Delaware limited
Texas limited partnership              partnership

Fisherman's Wharf Partners, a          AIMCO Group, L.P., a Delaware limited
Texas limited partnership              partnership

J.W. English Swiss Village Partners,   AIMCO Group, L.P., a Delaware limited
a Texas limited partnership            partnership

8503 Westheimer Partners, Ltd.,        AIMCO Group, L.P., a Delaware limited
a Texas limited partnership            partnership

J.W. English Camelot Apartments,       AIMCO Group, L.P., a Delaware limited
a Texas limited partnership            partnership

English Manor Partners, a Texas        AIMCO Group, L.P., a Delaware limited
limited partnership                    partnership

CRA Investors, Ltd., a Texas           AIMCO Group, L.P., a Delaware limited
limited partnership                    partnership

Gulfgate Partners, Ltd., a             AIMCO Hampton Hill, L.P., a Delaware
Texas limited partnership              limited partnership

Subsidiary Partnerships and             General Partner or Managing Member
Limited Liability Companies
--------------------------------------------------------------------------

Hampton Hill Partners, a Texas         AIMCO Hampton Hill, L.P., a Delaware
limited partnership                    limited partnership

Hastings Place Partners, a             AIMCO Hastings Place, L.P., a Delaware
Texas limited partnership              limited partnership

Oak Falls Partners, a Texas            AIMCO Oak Falls, L.P., a Delaware
limited partnership                    limited partnership

Peppermill Place Partners, a           AIMCO Peppermill Place, L.P., a Delaware
Texas limited partnership              limited partnership

Houston Recovery Fund, a Texas         AIMCO Recovery Fund, L.P., a Delaware
limited partnership                    limited partnership

Stirling Court Partners, a             AIMCO Stirling Court, L.P., a Delaware
Texas limited partnership              limited partnership

Bridgewater Partners, Ltd., a          AIMCO Bridgewater, L.P., a Delaware
Texas limited partnership              limited partnership

Copperfield Partners, Ltd., a          AIMCO Copperfield, L.P., a Delaware
Texas limited partnership              limited partnership

Crows Nest Partners, Ltd., a           AIMCO Crows Nest, L.P., a Delaware
Texas limited partnership              limited partnership

J.W. English Fondren Court Partners,   AIMCO Fondren Court, L.P., a Delaware
a Texas limited partnership            limited partnership

Fondren Court, Ltd., a Texas           AIMCO Fondren Court, L.P., a Delaware
limited partnership                    limited partnership

Galleria Office Partners, Ltd.,        AIMCO Galleria Office, L.P., a Delaware
a Texas limited partnership            limited partnership

Hastings Green Partners, Ltd.,         AIMCO Hastings Green, L.P., a Delaware
a Texas limited partnership            limited partnership

The Park at Cedar Lawn, Ltd.,          AIMCO Park at Cedar Lawn, L.P., a
a Texas limited partnership            Delaware limited partnership

Seaside Point Partners, Ltd.,          AIMCO Seaside Point, L.P., a Delaware
a Texas limited partnership            limited partnership

Subsidiary Partnerships and             General Partner or Managing Member
Limited Liability Companies
--------------------------------------------------------------------------

Clear Lake Land Partners, Ltd.,         AIMCO Signature Point, L.P.,
a Texas limited partnership             a Delaware limited partnership

Signature Point Partners,               AIMCO Signature Point, L.P.,
Ltd., a Texas limited partnership       a Delaware limited partnership

Sunbury Partners, Ltd.,                 AIMCO Sunbury, L.P.,
a Texas limited partnership             a Delaware limited partnership

Township at Highlands Partners, Ltd.,   AIMCO Township at Highlands, L.P.,
a Delaware limited partnership          a Delaware limited partnership

Westchase Midrise Office Partners,      AIMCO Westchase Midrise, L.P.,
Ltd., a Texas limited partnership       a Delaware limited partnership

West Trails Partners, Ltd.,             AIMCO West Trails, L.P.,
a Texas limited partnership             a Delaware limited partnership

Woodway Office Partners, Ltd.,          AIMCO Woodbury Office, L.P.,
a Texas limited partnership             a Delaware limited partnership

AIMCO Anchorage, L.P.,                  AIMCO Holdings, L.P.,
a Delaware limited partnership          a Delaware limited partnership

AIMCO Group, L.P.,                      AIMCO Holdings, L.P.,
a Delaware limited partnership          a Delaware limited partnership

AIMCO Hampton Hill, L.P.,               AIMCO Holdings, L.P.,
a Delaware limited partnership          a Delaware limited partnership

AIMCO Hastings Place, L.P.,             AIMCO Holdings, L.P.,
a Delaware limited partnership          a Delaware limited partnership

AIMCO Oak Falls, L.P.,                  AIMCO Holdings, L.P.,
a Delaware limited partnership          a Delaware limited partnership

AIMCO Peppermill Place, L.P.,           AIMCO Holdings, L.P.,
a Delaware limited partnership          a Delaware limited partnership

AIMCO Recovery Fund, L.P.,              AIMCO Holdings, L.P.,
a Delaware limited partnership          a Delaware limited partnership

AIMCO Stirling Court, L.P.,             AIMCO Holdings, L.P.,
a Delaware limited partnership          a Delaware limited partnership

Subsidiary Partnerships and             General Partner or Managing Member
Limited Liability Companies
--------------------------------------------------------------------------

AIMCO Bridgewater, L.P.,                AIMCO Holdings, L.P.,
a Delaware limited partnership          a Delaware limited partnership

AIMCO Copperfield, L.P.,                AIMCO Holdings, L.P.,
a Delaware limited partnership          a Delaware limited partnership

AIMCO Crows Nest, L.P.,                 AIMCO Holdings, L.P.,
a Delaware limited partnership          a Delaware limited partnership

AIMCO Fondren Court, L.P.,              AIMCO Holdings, L.P.,
a Delaware limited partnership          a Delaware limited partnership

AIMCO Galleria Office, L.P.,            AIMCO Holdings, L.P.,
a Delaware limited partnership          a Delaware limited partnership

AIMCO Hastings Green, L.P.,             AIMCO Holdings, L.P.,
a Delaware limited partnership          a Delaware limited partnership

AIMCO Park at Cedar Lawn, L.P.,         AIMCO Holdings, L.P.,
a Delaware limited partnership          a Delaware limited partnership

AIMCO Seaside Point, L.P.,              AIMCO Holdings, L.P.,
a Delaware limited partnership          a Delaware limited partnership

AIMCO Signature Point, L.P.,            AIMCO Holdings, L.P.,
a Delaware limited partnership          a Delaware limited partnership

AIMCO Sunbury, L.P.,                    AIMCO Holdings, L.P.,
a Delaware limited partnership          a Delaware limited partnership

AIMCO Township at Highlands, L.P.,      AIMCO Holdings, L.P.,
a Delaware limited partnership          a Delaware limited partnership

AIMCO Westchase Midrise, L.P.,          AIMCO Holdings, L.P.,
a Delaware limited partnership          a Delaware limited partnership

AIMCO West Trails, L.P.,                AIMCO Holdings, L.P.,
a Delaware limited partnership          a Delaware limited partnership

AIMCO Woodbury Office, L.P.,            AIMCO Holdings, L.P.,
a Delaware limited partnership          a Delaware limited partnership

Subsidiary Partnerships and             General Partner or Managing Member
Limited Liability Companies
--------------------------------------------------------------------------

English Manor Joint Venture,            J.W. English Camelot Apartments,
a Texas joint venture                   a Texas limited partnership

                                        English Manor Partners,
                                        a Texas limited partnership

Castlerock Joint Venture,               English Manor Joint Venture,
a Texas joint venture                   a Texas joint venture

                                        CRA Investors, Ltd.,
                                        a Texas limited partnership

The Fondren Court Joint Venture,        J.W. English Fondren Court Partners,
a Texas joint venture                   a Texas limited partnership

                                        Fondren Court Partners, Ltd.,
                                        a Texas limited partnership

Signature Point Joint Venture,          Clear Lake Land Partners, Ltd.,
a Texas joint venture                   a Texas limited partnership

                                        Signature Point Partners, Ltd.,
                                        a Texas limited partnership

RC Associates,                          AIMCO LT, L.P.,
an Illinois limited partnership         a Delaware limited partnership

Ridgecrest Associates,                  AIMCO UT, L.P.,
an Illinois limited partnership         a Delaware limited partnership

Highland Park Partners,                 AIMCO LT, L.P.,
an Illinois limited partnership         a Delaware limited partnership

AIMCO/Easton Falls, L.P.,               AIMCO Properties, L.P.,
a Delaware limited partnership          a Delaware limited partnership

Cypress Landing Limited Partnership,    AIMCO LT, L.P.,
an Illinois limited partnership         a Delaware limited partnership

Meadows Limited Partnership,            AIMCO LT, L.P.,
an Illinois limited partnership         a Delaware limited partnership

Greentree Associates,                   AIMCO LT, L.P.,
an Illinois limited partnership         a Delaware limited partnership

Subsidiary Partnerships and             General Partner or Managing Member
Limited Liability Companies
--------------------------------------------------------------------------

Copper Chase Partners Limited           AIMCO LT, L.P.,
Partnership, an Illinois limited        a Delaware limited partnership
partnership

Heather Associates,                     Balcor/Sportvest-II,
an Illinois limited partnership         an Illinois limited partnership

Southridge Associates,                  AIMCO LT, L.P.,
an Illinois limited partnership         a Delaware limited partnership

Walnut Springs Limited Partnership,     AIMCO LT, L.P.,
an Illinois limited partnership         a Delaware limited partnership

Woodhill Associates,                    AIMCO LT, L.P.,
an Illinois limited partnership         a Delaware limited partnership

Woodland Ridge II Partners,             AIMCO LT, L.P.,
an Illinois limited partnership         a Delaware limited partnership

Meadowbrook Drive Limited Partnership,  AIMCO LT, L.P.,
an Illinois limited partnership         a Delaware limited partnership

Cypress Landing Associates,             AIMCO UT, L.P.,
an Illinois limited partnership         a Delaware limited partnership

Anderson Mill Associates,               AIMCO UT, L.P.,
an Illinois limited partnership         a Delaware limited partnership

Copper Chase Associates,                AIMCO UT, L.P.,
an Illinois limited partnership         a Delaware limited partnership

Balcor/Sportvest-II,                    AIMCO UT, L.P.,
an Illinois limited partnership         a Delaware limited partnership

Southridge Investors,                   AIMCO UT, L.P.,
an Illinois limited partnership         a Delaware limited partnership

Walnut Springs Associates,              AIMCO UT, L.P.,
an Illinois limited partnership         a Delaware limited partnership

Woodland Ridge Associates,              AIMCO UT, L.P.,
an Illinois limited partnership         a Delaware limited partnership

Randol Crossing Partners,               AIMCO UT, L.P.,
an Illinois limited partnership         a Delaware limited partnership

Subsidiary Partnerships and             General Partner or Managing Member
Limited Liability Companies
--------------------------------------------------------------------------

Randol Crossing Investors,              AIMCO UT, L.P.,
an Illinois limited partnership         a Delaware limited partnership

Walters/Property Asset Management       Property Asset Management
Services, L.P.,                         Services, L.P.,
a Delaware limited partnership          a Delaware limited partnership

Property Asset Brokerage of Florida,    Property Asset Management
a Florida general partnership           Services, Inc.,
                                        a Delaware corporation

CB Associates,                          AIMCO Bay Club, L.P.,
a Florida general partnership           a Delaware limited partnership

                                        AIMCO Bay Club II, L.P.,
                                        a Delaware limited partnership

CB L-2 B Associates,                    AIMCO Bay Club, L.P.,
a Florida general partnership           a Delaware limited partnership

                                        AIMCO Bay Club II, L.P.,
                                        a Delaware limited partnership

CB L-2 C Associates,                    AIMCO Bay Club, L.P.,
a Florida general partnership           a Delaware limited partnership

                                        AIMCO Bay Club II, L.P.,
                                        a Delaware limited partnership

AIMCO Bay Club, L.P.,                   AIMCO Holdings, L.P.,
a Delaware limited partnership          a Delaware limited partnership

AIMCO Bay Club II, L.P.,                AIMCO Bay Club, L.P.,
a Delaware limited partnership          a Delaware limited partnership

Placid Lake Associates, Ltd.,           AIMCO Holdings, L.P.,
a Florida limited partnership           a Delaware limited partnership